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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 69                      /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 69                             /X/

                           VANGUARD WORLD FUND, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)

                                 P.O. BOX 2600,
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                        RAYMOND J. KLAPINSKY, SECRETARY
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE on December 29, 1995 pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED AUGUST 31, 1995, WITH THE COMMISSION ON OCTOBER 26, 1995.

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

                           VANGUARD WORLD FUND, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                            LOCATION IN PROSPECTUS
------------                                           ----------------------
Item 1.      Cover Page..............................  Cover Page
Item 2.      Synopsis................................  Not Applicable
Item 3.      Condensed Financial Information.........  Financial Highlights
Item 4.      General Description of Registrant.......  Investment Objective; Investment
                                                       Policies; General Information
Item 5.      Management of the Fund..................  Management of the Portfolio
Item 6.      Capital Stock and Other Securities......  Opening an Account and Purchasing
                                                       Shares; Selling Your Shares; The Share
                                                       Price of the Portfolio; Dividends,
                                                       Capital Gains and Taxes; General
                                                       Information Cover Page; Other Vanguard
                                                       Services
Item 7.      Purchase of Securities Being Offered....  Cover Page; Opening an Account and
                                                       Purchasing Shares
Item 8.      Redemption or Repurchase................  Selling Your Shares
Item 9.      Pending Legal Proceedings...............  Not Applicable

FORM N-1A                                              LOCATION IN STATEMENT
ITEM NUMBER                                            OF ADDITIONAL INFORMATION
-----------                                            -------------------------
Item 10.     Cover Page..............................  Cover Page
Item 11.     Table of Contents.......................  Cover Page
Item 12.     General Information and History.........  Investment Objective and Policies;
                                                       Management of the Fund
Item 13.     Investment Objective and Policies.......  Investment Objective and Policies;
                                                       Investment Limitations
Item 14.     Management of the Fund..................  Management of the Fund; Investment
                                                       Advisory Services
Item 15.     Control Persons and Principal Holders of
             Securities..............................  Management of the Fund
Item 16.     Investment Advisory and Other
             Services................................  Management of the Fund; Investment
                                                       Advisory Services
Item 17.     Brokerage Allocation....................  Portfolio Transactions
Item 18.     Capital Stock and Other Securities......  Financial Statements
Item 19.     Purchase, Redemption and Pricing of
             Securities Being Offered................  Purchase of Shares; Redemption of
                                                       Shares; Financial Statements
Item 20.     Tax Status..............................  Not Applicable
Item 21.     Underwriters............................  Not Applicable
Item 22.     Calculations of Yield Quotations of
             Money Market Fund.......................  Not Applicable
Item 23.     Financial Statements....................  Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD
U.S. GROWTH
PORTFOLIO
LOGO]

                                                  A Member of The Vanguard Group

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- DECEMBER 29, 1995
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT            Vanguard U.S. Growth Portfolio (the "Portfolio") is an
OBJECTIVE AND         independent series of Vanguard World Fund, Inc. (the
POLICIES              "Fund"), an open-end diversified investment company. The
                      Portfolio seeks to provide long-term capital appreciation.
                      Dividend income is expected to be incidental to this
                      objective. The Fund is currently offering shares of two
                      Portfolios. This prospectus relates to Vanguard U.S.
                      Growth Portfolio only. There is no assurance that the
                      Portfolio will achieve its stated objective. Shares of the
                      Fund are neither insured nor guaranteed by any agency of
                      the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN            To open a regular (non-retirement) account, please
ACCOUNT               complete and return the Account Registration Form. If you
                      need assistance in completing this Form, please call our
                      Investor Information Department. To open an Individual
                      Retirement Account (IRA), please use a Vanguard IRA
                      Adoption Agreement. To obtain a copy of this form, call
                      1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                      9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                      (Eastern time). The minimum initial investment is $3,000
                      or $1,000 for Uniform Gifts/Transfers to Minors Act
                      accounts. The Portfolio is offered on a no-load basis
                      (i.e., there are no sales commissions or 12b-1 fees).
                      However, the Portfolio incurs expenses for investment
                      advisory, management, administrative, and distribution
                      services.
--------------------------------------------------------------------------------

ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Portfolio has been filed
                      with the Securities and Exchange Commission. Such
                      Statement is dated December 29, 1995 and has been
                      incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or
                      by calling our Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                       Page
Portfolio Expenses ................. 2     Investment Limitations ............... 7             SHAREHOLDER GUIDE
Financial Highlights ............... 2     Management of the Portfolio .......... 8    Opening an Account and
Yield and Total Return ............. 4     Investment Adviser ................... 8      Purchasing Shares ............. 13
                                           Performance Record ................... 9    When Your Account Will Be
     PORTFOLIO INFORMATION                 Dividends, Capital Gains                      Credited ...................... 16
Investment Objective ............... 4       and Taxes ......................... 10    Selling Your Shares ............. 16
Investment Policies ................ 4     The Share Price of The                      Exchanging Your Shares .......... 18
Investment Risks ................... 5     Portfolio ........................... 11    Important Information about
Who Should Invest .................. 5     General Information ................. 12      Telephone Transactions ........ 20
Implementation of Policies ......... 6                                                 Transferring
                                                                                         Registration .................. 20
                                                                                       Other Vanguard Services ......... 21

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth in the table are for the 1995 fiscal year.

                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None
                                                  ANNUAL PORTFOLIO OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................      0.25%
                           Investment Advisory Fees...............................................      0.19
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.01
                                                                                              ----
                           Total Other Expenses...................................................      0.03
                                                                                                        ----
                                    TOTAL OPERATING EXPENSES......................................      0.47%
                                                                                                        ====

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                          $5           $15           $26            $59

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding through each period, insofar as they relate to each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                                                            YEAR ENDED AUGUST 31,                                     OCT. 1,
                                                                                                                      1985 TO
                             -----------------------------------------------------------------------------------      AUG. 31,
                             1995     1994      1993      1992      1991      1990      1989      1988      1987       1986
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $15.52   $14.71    $14.71    $13.69    $10.38    $10.01     $7.17    $12.74    $13.21      $9.94
                            ------   ------    ------    ------    ------    ------    ------    ------    ------      -----
INVESTMENT OPERATIONS
  Net Investment
    Income...............      .25      .20       .21       .19       .20       .14       .11       .10       .30        .24
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments..........     3.24      .82       .05      1.02      3.30       .36      2.79     (2.10)     1.45       3.03
                            ------   ------    ------    ------    ------    ------    ------    ------    ------      -----
    TOTAL FROM INVESTMENT
      OPERATIONS.........     3.49     1.02       .26      1.21      3.50       .50      2.90     (2.00)     1.75       3.27
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income....     (.18)    (.21)     (.18)     (.19)     (.19)     (.13)     (.06)     (.31)     (.28)        --
  Distributions from
    Realized Capital
    Gains................       --       --      (.08)       --        --        --        --     (3.26)    (1.94)        --
                            ------   ------    ------    ------    ------    ------    ------    ------    ------      -----
    TOTAL
      DISTRIBUTIONS......     (.18)    (.21)     (.26)     (.19)     (.19)     (.13)     (.06)    (3.57)    (2.22)        --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.................   $18.83   $15.52    $14.71    $14.71    $13.69    $10.38    $10.01     $7.17    $12.74     $13.21
============================================================================================================================
TOTAL RETURN.............    22.75%    6.98%     1.69%     8.83%    34.28%     5.03%    40.72%   (21.62)%   17.81%     32.90%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).............   $2,989   $1,963    $1,954    $1,441      $747      $339      $184      $130      $184       $188
Ratio of Expenses to
  Average Net Assets.....      .47%+    .52%      .49%      .49%      .56%      .74%      .95%      .88%      .65%       .80%*
Ratio of Net Investment
  Income
  to Average Net
  Assets.................     1.59%    1.30%     1.50%     1.52%     1.82%     1.77%     1.44%     1.23%     2.41%      2.27%*
Portfolio Turnover
  Rate...................       32%      47%       37%       24%       30%       49%       48%       38%      142%        77%

* Annualized.
+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets is .44%.

                                                                                                           IVEST FUND+
                                                                                                           ------------
                                                                                                          SEPT. 1 TO 30
                                                                                                               1985
 ------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................................................        $18.15
                                                                                                              ------
INVESTMENT OPERATIONS
  Net Investment Income...............................................................................           .04
  Net Realized and Unrealized Gain (Loss) on Investments..............................................          (.23)
                                                                                                              ------
    TOTAL FROM INVESTMENT OPERATIONS..................................................................          (.19)
                                                                                                              ------
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income................................................................          (.35)
  Distributions from Realized Capital Gains...........................................................         (1.48)
                                                                                                              ------
    TOTAL DISTRIBUTIONS...............................................................................         (1.83)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................................................................        $16.13
========================================================================================================================
TOTAL RETURN..........................................................................................         (1.05)%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..................................................................          $201
Ratio of Expenses to Average Net Assets...............................................................           .76%*
Ratio of Net Investment Income to Average Net Assets..................................................          2.97%*
Portfolio Turnover Rate...............................................................................            30%

* Annualized.
+ Prior to October 1, 1985, the Fund consisted of one Portfolio and was known as
  Ivest Fund.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "thirty-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE PORTFOLIO SEEKS
TO PROVIDE LONG-TERM
CAPITAL GROWTH        The Portfolio invests primarily in equity securities of
                      companies based in the United States. The objective of the Portfolio is to provide long-term capital appreciation.
                      Dividend income is expected to be incidental to this objective. There is no assurance that the Portfolio will achieve its objective.

                      The investment objective of the Portfolio is fundamental, and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO
EMPHASIZES STOCKS
WITH ABOVE-
AVERAGE GROWTH
POTENTIAL             The Portfolio invests chiefly in equity securities,
                      including common stocks and securities convertible into common stocks, which offer favorable prospects for capital growth but little current income. The Portfolio is managed without regard to tax ramifications.

                      The Portfolio invests primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. In selecting securities for the Portfolio, Lincoln Capital Management, adviser to the Portfolio, emphasizes common stocks of high-quality, established-growth companies. Such companies tend to have exceptional growth records, strong market positions, reasonable financial strength, and relatively low sensitivity to changing economic conditions. The adviser seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth.

                      Besides investing in equity securities, the Portfolio may utilize stock index futures contracts and options to a limited extent. In addition, although the Portfolio will normally remain fully invested in equity securities, the Portfolio may temporarily invest in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

                      The Portfolio is responsible for voting the shares of all securities it holds.

                      The investment policies described above are not fundamental policies and therefore may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in the Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS      As a mutual fund investing in equity securities, the
                      Portfolio is subject to market risk -- i.e., the
THE PORTFOLIO IS      possibility that stock prices in general will decline over
SUBJECT TO STOCK      short or even extended periods. Stock markets tend to be
MARKET RISK           cyclical, with periods when stock prices generally rise
                      and periods when stock prices generally decline.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9       +23.9        +20.1        +16.9
                        Worst       -43.3       -12.5        - 0.9        + 3.1
                        Average     +12.2       +10.2        +10.6        +10.7

                      As shown, stocks have provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.6%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                      This table on U.S. stock market returns should not be viewed as a representation of future returns from U.S. stock markets or the Portfolio. The illustrated returns represent the historical performance of unmanaged portfolios of securities (before subtracting portfolio transaction costs and other expenses of an investment portfolio), which may be a poor guide to future returns. In addition, the Portfolio is likely to differ in terms of portfolio composition from these particular indices, and so the performance of the Portfolio should not be expected to mirror the return provided by a specific index.

THE PORTFOLIO         The investment adviser manages the Portfolio according to
IS SUBJECT TO         the traditional methods of "active" investment management,
MANAGER RISK          which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. Manager risk refers to the
                      possibility that the Portfolio's investment adviser may
                      fail to effectively execute the Portfolio's investment
                      strategy. As a result, the Portfolio may fail to achieve
                      its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD            The Portfolio is intended for investors who are seeking
INVEST                long-term capital appreciation, and who do not need to
                      earn current income from their investment in the
LONG-TERM INVESTORS   Portfolio. Because of the risks associated with common
SEEKING CAPITAL       stock investments, the Portfolio is intended to be a
APPRECIATION          long-term investment vehicle and is not designed to
                      provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Investors who engage in excessive account activity generate additional costs which are borne by all the Portfolio's shareholders. In order to minimize such costs, the Portfolio has adopted the following policies. The
                      Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.


                      Because of these risks, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging), rather than investing in one lump sum, in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           In addition to investing in growth-oriented common stocks, the Portfolio follows a number of additional investment practices to achieve its objective.


THE PORTFOLIO MAY
INVEST IN SHORT-TERM  Although the Portfolio normally seeks to remain fully
FIXED INCOME          invested in equity securities, the Portfolio may invest
SECURITIES            temporarily in certain short-term fixed income securities.
                      Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional net investment income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities.


PORTFOLIO TURNOVER IS
NOT EXPECTED TO       Although it generally seeks to invest for the long term,
EXCEED 100%           the Portfolio retains the right to sell securities
                      irrespective of how long they have been held. It is anticipated that the annual turnover rate of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within a one-year period.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES
                      The Portfolio may invest in futures contracts and options, but only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

FUTURES AND OPTIONS
POSE CERTAIN RISKS    The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations on its
                      investment practices. Specifically, the Portfolio will not:

                      (a) with respect to 75% of its assets, invest more than 5% of its assets in the securities of any single company, excluding obligations of the U.S. government;

                      (b) with respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any issuer;

                      (c) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than 3 years;

                      (d) invest more than 25% of its assets in any one industry;

                      (e) borrow money, except from a bank and only for temporary or emergency purposes to facilitate the meeting of redemption requests (not for leverage); and

                      (f) pledge, mortgage or hypothecate assets to an extent greater than 15% of the value of its gross assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             The Fund is a member of The Vanguard Group of Investment
                      Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $170 billion. Through its jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by average total net assets) for the Vanguard funds amounted to approximately
                      .30%, compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis, (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its allocated share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

LINCOLN CAPITAL
MANAGEMENT SERVES
AS ADVISER TO THE
PORTFOLIO             The Portfolio employs Lincoln Capital Management Company
                      ("Lincoln"), 200 South Wacker Drive, Chicago, IL 60606 as the adviser to the Portfolio. The adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                      Lincoln, an investment advisory firm founded in 1967, currently provides investment counseling services to a limited number of clients, most of which are institutional clients, such as pension funds. Currently, Lincoln holds discretionary management authority with respect to approximately $33 billion in assets.

                      Lincoln employs a team of investment professionals who participate in investment strategy formulation and issue selection. Client equity portfolios are highly similar in terms of their stock composition. The individuals responsible for overseeing the implementation of Lincoln's strategy for the Portfolio, who have served in this capacity since Lincoln became the Portfolio's adviser in August 1987, are J. Parker Hall III, President of Lincoln, and David M. Fowler, Vice President of Lincoln.

                      The Portfolio pays Lincoln an advisory fee calculated by applying varying percentage rates to the average month-end net assets of the Portfolio. The maximum rate is .40% on the first $25 million of net assets. The rate decreases to .35% on the next $125 million of net assets, to .25% on the next $350 million of net assets, to .20% on the next $500 million of net assets, .15% on the next $1.5 billion of assets and .10% on assets in excess of $2.5 billion. The agreement does not provide for an incentive fee/penalty based on performance. For the year ended August 31, 1995, the investment advisory fee paid to Lincoln, represented an effective annual rate of .19 of 1% of the Portfolio's average net assets.

                      The investment advisory agreement with Lincoln authorizes the adviser to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions.

                      The Portfolio has authorized Lincoln to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the investment adviser believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, the Portfolio may place orders for the Portfolio with qualified broker-dealers who recommend the Portfolio to clients, if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table on page 10 shows the investment results for the Portfolio for several periods throughout the Portfolio's lifetime, both as Ivest Fund and as Vanguard U.S. Growth Portfolio. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Index, a widely-used barometer of stock market activity; and the Consumer Price Index, a statistical measurement of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders must pay on a current basis.

                      The results should not be considered a representation of the total return from an investment made in the Portfolio today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance. In weighing these performance figures, you should note that the Portfolio was managed by a different adviser through August 31, 1987.



                                                  AVERAGE ANNUAL TOTAL RETURN

                                                VANGUARD                   CONSUMER
                                PERIODS        U.S. GROWTH     S&P 500      PRICE
                             ENDED 8/31/95      PORTFOLIO       INDEX       INDEX
                             --------------    -----------     -------     --------
                             1 Year                22.8%         21.4%        2.6%
                             3 Years               10.1          13.8         2.8
                             5 Years               14.3          15.1         3.1
                             10 Years              12.9          15.1         3.5
                             20 Years              13.8          14.3         5.3
                             Lifetime*             12.8          10.5         4.5

                             * January 6, 1959, to August 31, 1995.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE PORTFOLIO PAYS
DIVIDENDS AND ANY
CAPITAL GAINS
ANNUALLY Dividends consisting of virtually all of the ordinary income of the Portfolio are declared and paid to shareholders annually. Capital gains distributions, if any, will also be made annually. Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                      Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.




A CAPITAL GAIN OR
LOSS MAY BE           A sale of shares of the Portfolio is a taxable event, and
REALIZED UPON         may result in a capital gain or loss. A capital gain or
EXCHANGE OR           loss may be realized from an ordinary redemption of shares
REDEMPTION            or an exchange of shares between two mutual funds (or two
                      portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper Social Security or Employer Identification number and certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------



THE SHARE PRICE
OF THE PORTFOLIO      The Portfolio's share price or "net asset value" is
                      calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York
                      Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio.


                      Securities listed on a U.S. exchange are valued at the latest quoted sale price on the day the valuation is made. Securities listed on a U.S. exchange not traded on the valuation date are valued at the mean of the bid and ask prices. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be priced at "fair value". All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the latest quoted bid price.

                      Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors.

                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
--------------------------------------------------------------------------------

GENERAL               The Fund was organized as Ivest Fund, a Massachusetts
INFORMATION           Corporation, in 1959. The Fund is now a Maryland
                      Corporation and is authorized to issue 550,000,000 shares with a par value of $1.00 per share. Currently, the Fund is offering shares of two Portfolios with 250,000,000 shares allocated to the U.S. Growth Portfolio and 300,000,000 shares allocated to the International Growth
                      Portfolio.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      The Fund will not hold annual meetings of shareholders except as required by the Investment Company Act of 1940 and other applicable law. The Directors of the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash of the Portfolio are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc. Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE



OPENING AN
ACCOUNT AND           You may open a regular (non-retirement) account, either by
PURCHASING            mail or wire. Simply complete and return an Account
SHARES                Registration Form and any required legal documentation,
                      indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform
                      Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRA's may not be opened by wire) using a Vanguard IRA Adoption
                      Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Portfolio, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trust or powers of attorney), please call our Investor Information Department to determine which additional forms you may need.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock
                         investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account, or Vanguard Fund Express.
                      Subsequent investments to Individual Retirement Accounts
                      may be made by mail ($100 minimum) or exchange from
                      another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS

PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment on the            include the Invest-by-Mail
enclosed Account          registration form, make your              remittance form attached to your
Registration Form         check payable to The Vanguard             Portfolio confirmation
                          Group-23 and mail to:                     statements. Please make your
                                                                    check payable to The Vanguard
                          VANGUARD FINANCIAL CENTER                 Group-23, write your account
                          P.O. BOX 2600                             number on your check and, using
                          VALLEY FORGE, PA 19482                    the return envelope provided,
                                                                    mail to the address indicated on
                                                                    the Invest-by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          --------------------------------------------------------------------------

PURCHASING BY WIRE
Money should be
wired to:                               CORESTATES BANK, N.A.
                                        ABA 031000011
                                        CORESTATES NO 01019897
                                        ATTN VANGUARD
BEFORE WIRING                           VANGUARD U.S. GROWTH PORTFOLIO
Please contact                          ACCOUNT NUMBER
Client Services                         ACCOUNT REGISTRATION
(1-800-662-2739)
                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                      ----------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from another Vanguard Fund account.
                      However, the Portfolio reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department at 1-800-662-2739 to request an exchange. The
                      new account will have the same registration as the
                      existing account.
                      ----------------------------------------------------------

PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Portfolio shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual dividend and capital gains distributions normally occur in December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or investment adviser may charge a service fee.

CANCELLING TRADES     The Portfolio will not cancel any trade (e.g., purchase,
                      redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at anytime. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD U.S. GROWTH PORTFOLIO, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard U.S.
                      Growth Portfolio, 455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                      ---------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners EXACTLY as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in cases of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------



SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. The proceeds will be sent to you by mail. Please see "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY
FUND EXPRESS
                      If you select the Fund Express AUTOMATIC WITHDRAWAL Automatic Withdrawal option, money will be automatically moved from your
& Special Redemption  Vanguard account to your bank account according to the schedule you have selected. The SPECIAL REDEMPTION option lets you move money from your Vanguard account to your bank account upon your request. You may elect Fund Express on the Account Registration Form or call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check, Fund Express Special Purchase
                      or Fund Express Automatic Investment Plan may not be
                      redeemed until payment for the purchase is collected,
                      which may take up to ten calendar days. Your money is
                      invested during the holding period.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      close of regular trading on the New York Stock Exchange
                      (generally, 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Portfolio reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                      ----------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
                      ----------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard U.S. Growth Portfolio for those of other available Vanguard Funds.

                      In addition to the details below, please see "Important Information About Telephone Transactions."

EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner may complete such an exchange. Requests for telephone exchanges received prior to the close of regular trading on the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from VANGUARD BALANCED INDEX FUND, VANGUARD INDEX
                      TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND, AND
                      VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Portfolio in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
                      ----------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD U.S. GROWTH PORTFOLIO, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail,
                      send your request to Vanguard Financial Center, Vanguard
                      U.S. Growth Portfolio, 455 Devon Park Drive, Wayne, PA
                      19087.)
                      ----------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Portfolio's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not held in certificate form.

                      - New accounts are not currently accepted in Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in which the shares of the Portfolio are registered for sale. The Portfolio's shares are currently registered for sale in all 50 states and the Portfolio intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Portfolio's exchange privilege is not intended to
                      afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transactions costs, the Portfolio has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolio during any twelve-month period. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION ABOUT
TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Portfolio shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482. The request must be in Good Order.
                      Before mailing your request, please call our Client
                      Services Department (1-800-662-2739) for full
                      instructions.
--------------------------------------------------------------------------------

STATEMENTS
AND REPORTS           Vanguard will send you a confirmation statement each time
                      you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD
DIRECT DEPOSIT
SERVICE               With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD
FUND EXPRESS          Vanguard's Fund Express allows you to transfer money
                      between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at any bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone (TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact our Tele-Account service, dial 1-800-ON-BOARD
                      (1-800-662-6273). A brochure offering detailed operating
                      instructions is available from our Investor Information
                      Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                    [VANGUARD U.S. GROWTH PORTFOLIO LOGO]

                    -----------------------------------------------

                    THE VANGUARD GROUP
                     OF INVESTMENT
                     COMPANIES
                    Vanguard Financial Center
                    P.O. Box 2600
                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-2739 (ON-BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING-IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.
                    Vanguard Financial Center
                    Valley Forge, PA 19482

                                                     [FLAG LOGO]

                                        [VANGUARD U.S. GROWTH PORTFOLIO LOGO]

                                            P   R   O  S  P  E  C  T  U  S

                                                  DECEMBER 29, 1995

                                                [VANGUARD GROUP LOGO]

     PO23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD U.S. GROWTH PORTFOLIO LOGO]
                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- DECEMBER 29, 1995
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES DEPARTMENT -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT            Vanguard U.S. Growth Portfolio (the "Portfolio") is an
OBJECTIVE AND         independent series of Vanguard World Fund, Inc. (the
POLICIES              "Fund"), an open-end diversified investment company. The
                      Portfolio seeks to provide long-term capital appreciation.
                      Dividend income is expected to be incidental to this objective. The Fund is currently offering shares of two
                      Portfolios. This prospectus relates to Vanguard U.S.
                      Growth Portfolio only. There is no assurance that the Portfolio will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.



--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b)7 custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Portfolio, is available for individual investors. To
                      obtain a copy of that version of the Prospectus, please
                      call 1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN            The Portfolio is an investment option under a retirement
ACCOUNT               or savings program sponsored by your employer. The
                      administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option. If you have any questions about the Portfolio please contact Participant
                      Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

--------------------------------------------------------------------------------

ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. This
                      Statement is dated December 29, 1994, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or by calling our Participant Services Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                       Page                      Page
Portfolio Expenses ................  2     Who Should Invest .................  5     Dividends, Capital Gains
Financial Highlights  .............  2     Implementation of Policies ........  6     and Taxes ......................  10
Yield and Total Return  ...........  4     Investment Limitations ............  7     The Share Price of The
Investment Objective ..............  4     Management of the Portfolio .......  8     Portfolio ......................  10
Investment Policies ...............  4     Investment Adviser ................  8     General Information ............  11
Investment Risks ..................  5     Performance Record ................  9     Service Guide ..................  12

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO             The following table illustrates ALL expenses and fees that
EXPENSES              you would incur as a shareholder of the Portfolio. The
                      expenses and fees set forth in the table are for the 1995 fiscal year.


                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees........................................................       None
                           Exchange Fees..........................................................       None
                                                   ANNUAL PORTFOLIO OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................       0.25%
                           Investment Advisory Fees...............................................       0.19
                           12b-1 Fees.............................................................       None
                           Other Expenses
                             Distribution Costs............................................   0.02%
                             Miscellaneous Expenses........................................   0.01
                                                                                              ----
                           Total Other Expenses...................................................       0.03
                                                                                                        ------
                                    TOTAL OPERATING EXPENSES......................................       0.47%
                                                                                                        ======

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                        1 YEAR                     5 YEARS       10 YEARS
                        ------       3 YEARS       -------       --------
                                     -------
                         $  5         $  15         $  26          $ 59

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL             The following financial highlights for a share outstanding
HIGHLIGHTS            through each period, insofar as they relate to each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                            YEAR ENDED AUGUST 31,                                       OCT. 1,
                                                                                                                        1985 TO
                            -------------------------------------------------------------------------------------      AUG. 31,
                             1995     1994      1993      1992      1991      1990      1989      1988      1987         1986
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $15.52   $14.71    $14.71    $13.69    $10.38    $10.01     $7.17    $12.74    $13.21      $9.94
                            ------   ------    ------    ------    ------    ------    ------    ------    ------    -------
INVESTMENT OPERATIONS
  Net Investment
    Income...............      .25      .20       .21       .19       .20       .14       .11       .10       .30        .24
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments..........     3.24      .82       .05      1.02      3.30       .36      2.79     (2.10)     1.45       3.03
                            ------   ------    ------    ------    ------    ------    ------    ------    ------    -------
    TOTAL FROM INVESTMENT
      OPERATIONS.........     3.49     1.02       .26      1.21      3.50       .50      2.90     (2.00)     1.75       3.27
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income....     (.18)    (.21)     (.18)     (.19)     (.19)     (.13)     (.06)     (.31)     (.28)        --
  Distributions from
    Realized Capital
    Gains................       --       --      (.08)       --        --        --        --     (3.26)    (1.94)        --
                            ------   ------    ------    ------    ------    ------    ------    ------    ------    -------
    TOTAL
      DISTRIBUTIONS......     (.18)    (.21)     (.26)     (.19)     (.19)     (.13)     (.06)    (3.57)    (2.22)        --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.................   $18.83   $15.52    $14.71    $14.71    $13.69    $10.38    $10.01     $7.17    $12.74     $13.21
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............    22.75%    6.98%     1.69%     8.83%    34.28%     5.03%    40.72%   (21.62)%   17.81%     32.90%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).............   $2,989   $1,963    $1,954    $1,441      $747      $339      $184      $130      $184       $188
Ratio of Expenses to
  Average Net Assets.....      .47%+    .52%      .49%      .49%      .56%      .74%      .95%      .88%      .65%       .80%*
Ratio of Net Investment
  Income to
  Average Net Assets.....     1.59%    1.30%     1.50%     1.52%     1.82%     1.77%     1.44%     1.23%     2.41%      2.27%*
Portfolio Turnover
  Rate...................       32%      47%       37%       24%       30%       49%       48%       38%      142%        77%

* Annualized.
+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets is .44%.

                                                                                                            IVEST FUND+
                                                                                                          ---------------
                                                                                                           SEPT. 1 TO
                                                                                                              30,
                                                                                                              1985
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................................        $18.15
                                                                                                          ---------
INVESTMENT OPERATIONS
  Net Investment Income..............................................................................           .04
  Net Realized and Unrealized Gain (Loss) on Investments.............................................          (.23)
                                                                                                          ---------
    TOTAL FROM INVESTMENT OPERATIONS.................................................................          (.19)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...............................................................          (.35)
  Distributions from Realized Capital Gains..........................................................         (1.48)
                                                                                                          ---------
    TOTAL DISTRIBUTIONS..............................................................................         (1.83)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD........................................................................        $16.13
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................................................................         (1.05)%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).................................................................          $201
Ratio of Expenses to Average Net Assets..............................................................           .76%*
Ratio of Net Investment Income to Average Net Assets.................................................          2.97%*
Portfolio Turnover Rate..............................................................................            30%

* Annualized.
+ Prior to October 1, 1985, the Fund consisted of one portfolio and was known as
  Ivest Fund.
--------------------------------------------------------------------------------

YIELD AND TOTAL       From time to time the Portfolio may advertise its yield
RETURN                and total return. Both yield and total return figures are
                      based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT            The Portfolio invests primarily in equity securities of
OBJECTIVE             companies based in the United States. The objective of the
                      Portfolio is to provide long-term capital appreciation.
THE PORTFOLIO SEEKS   Dividend income is expected to be incidental to this
TO PROVIDE LONG-TERM  objective. There is no assurance that the Portfolio will
CAPITAL GROWTH        achieve its objective.

                      The investment objective of the Portfolio is fundamental, and so cannot be changed without the approval of a majority of its shareholders.
--------------------------------------------------------------------------------

INVESTMENT            The Portfolio invests primarily in equity securities of
POLICIES              seasoned U.S. companies with above-average prospects for
                      growth. In selecting securities for the Portfolio, Lincoln
THE PORTFOLIO         Capital Management, adviser to the Portfolio, emphasizes
EMPHASIZES U.S.       common stocks of high-quality, established-growth
STOCKS WITH ABOVE-    companies. Such companies tend to have exceptional growth
AVERAGE GROWTH        records, strong market positions, reasonable financial
POTENTIAL             strength, and relatively low sensitivity to changing
                      economic conditions. The adviser seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth. The Portfolio is managed without regard to tax ramifications.

                      Besides investing in equity securities, the Portfolio may utilize stock index futures contracts and options to a limited extent. In addition, although the Portfolio will normally remain fully invested in equity securities, it may temporarily invest in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

                      The Portfolio is responsible for voting the shares of all securities it holds.

                      The investment policies described above are not fundamental policies and therefore may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in the Portfolio policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS      As a mutual fund investing in equity securities, the
                      Portfolio is subject to market risk -- i.e., the
THE PORTFOLIO IS      possibility that stock prices in general will decline over
SUBJECT TO STOCK      short or even extended periods. Stock markets tend to be
MARKET RISK           cyclical, with periods when stock prices generally rise
                      and periods when stock prices generally decline.

                      To illustrate the volatility of domestic stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1994, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1994)
                                       OVER VARIOUS TIME HORIZONS

                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9       +23.9        +20.1        +16.9
                        Worst       -43.3       -12.5        - 0.9        + 3.1
                        Average     +12.2       +10.2        +10.6        +10.7

                      As shown, stocks have provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.6%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year-to-year.

                      This table on U.S. stock market returns should not be viewed as a representation of future returns from the U.S. stock market or the Portfolio. The illustrated returns represent the historical performance of an unmanaged portfolio of securities (before subtracting portfolio transaction costs and other expenses of an investment portfolio), which may be a poor guide to future returns. In addition, the Portfolio is likely to differ in terms of portfolio composition from this particular index, and so the performance of the Portfolio should not be expected to mirror the return provided by such an index.

THE PORTFOLIO IS      The investment adviser manages the Portfolio according to
SUBJECT TO MANAGER    the traditional methods of "active" investment management,
RISK                  which involve the buying and selling of securities based
                      upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the Portfolio's investment adviser may fail to effectively execute the Portfolio's investment strategy. As a result, the Portfolio may fail to achieve its stated objective.

--------------------------------------------------------------------------------

WHO SHOULD            The U.S. Growth Portfolio is intended for investors who
INVEST                are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the
LONG-TERM INVESTORS   Portfolio. Because of the risks associated with common
SEEKING CAPITAL       stock investments, the Portfolio is intended to be a
APPRECIATION          long-term investment vehicle and is not designed to
                      provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment.
                      Investors who engage in excessive account activity generate additional costs which are borne by all the Portfolio's shareholders. In order to minimize such costs, the Portfolio has adopted the following policies. The
                      Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio reserves the right to suspend the offering of its shares.


                      Because of these risks, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging), rather than investing in one lump sum, in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------

IMPLEMENTATION        In addition to investing in growth-oriented common stocks,
OF POLICIES           the Portfolio follows a number of additional investment
                      practices to achieve its objective.

THE PORTFOLIO MAY     Although the Portfolio normally seeks to remain fully
INVEST IN SHORT-TERM  invested in equity securities, the Portfolio may invest in
FIXED INCOME          certain short-term fixed income securities for temporary
SECURITIES            defensive purposes. Such securities may be used to invest
                      uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States
                      Government and its agencies or instrumentalities;
                      commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIO MAY     The Portfolio may lend its investment securities to
LEND ITS SECURITIES   qualified institutional investors for either short-term or long-term purposes of realizing additional net investment income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER IS Although it generally seeks to invest for the long term,
NOT EXPECTED TO       the Portfolio retains the right to sell securities
EXCEED 100%           irrespective of how long they have been held. It is
                      anticipated that the annual portfolio turnover rate of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within a one-year period.

DERIVATIVE            Derivatives are instruments whose values are linked to or
INVESTING             derived from an underlying security or index. The most
                      common and conventional types of derivative securities are futures and options.

THE PORTFOLIO MAY     The Portfolio may invest in futures contracts and options,
INVEST IN DERIVATIVE  but only to a limited extent. Specifically, a Portfolio of
SECURITIES            the Fund may enter into futures contracts provided that
                      not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies; to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

FUTURES AND OPTIONS   The primary risks associated with the use of futures
POSE CERTAIN RISKS    contracts and options are: (i) imperfect correlation
                      between the change in market value of the stocks held by the Portfolio and the prices of futures and options; and
                      (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the Portfolio. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------

INVESTMENT            The Portfolio has adopted certain limitations on its
LIMITATIONS           investment practices. Specifically, the Portfolio will
                      not:

THE PORTFOLIO HAS     (a) with respect to 75% of its assets, invest more than 5%
ADOPTED CERTAIN           of its assets in the securities of any single company,
FUNDAMENTAL               excluding obligations of the U.S. Government;
LIMITATIONS
                      (b) with respect to 75% of its assets, purchase more than
                          10% of the outstanding voting securities of any issuer;

                      (c) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                      (d) invest more than 25% of its assets in any one
                          industry;

                      (e) borrow money, except from a bank and only for
                          temporary or emergency purposes to facilitate the meeting of redemption requests (not for leverage); and

                      (f) pledge, mortgage or hypothecate assets to an extent
                          greater than 15% of the value of its gross assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF         The Fund is a member of The Vanguard Group of Investment
THE PORTFOLIO         Companies, a family of more than 30 investment companies
                      with more than 90 distinct investment portfolios and total
VANGUARD ADMINISTERS  assets in excess of $170 billion. Through their
AND DISTRIBUTES       jointly-owned subsidiary, The Vanguard Group, Inc.
THE PORTFOLIO         ("Vanguard"), the Fund and the other funds in the Group
                      obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio
                      (annual costs including advisory fees divided by average total net assets) for the Vanguard funds amounted to approximately .30%, compared to an average of 1.05% for the mutual fund industry (data provided by Lipper
                      Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis, (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its allocated share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT            Lincoln Capital Management Company ("Lincoln"), 200 South
ADVISER               Wacker Drive, Chicago, IL 60606, serves as the adviser to
                      the Portfolio. Lincoln is responsible for the investment
LINCOLN CAPITAL       management of the assets in the Portfolio and discharges
SERVES AS ADVISER     its responsibilities subject to the control of the
TO THE PORTFOLIO      Officers and Directors of the Portfolio.

                      Lincoln, an investment advisory firm founded in 1967, currently provides investment counseling services to a limited number of clients, most of which are institutional clients, such as pension funds. Currently, Lincoln holds discretionary management authority with respect to approximately $33 billion in assets.

                      Lincoln employs a team of investment professionals who participate in investment strategy formulation and issue selection. Client equity portfolios are similar in terms of their stock composition. The individuals responsible for overseeing the implementation of Lincoln's strategy for the U.S. Growth Portfolio, who have served in this capacity since Lincoln became the Portfolio's adviser in August 1987, are
                      J. Parker Hall III, President of Lincoln, and David M. Fowler, Vice President of Lincoln.

                      The Portfolio pays Lincoln an advisory fee calculated by applying varying percentage rates to the average month-end net assets of the Portfolio. The maximum rate is .40% on the first $25 million of net assets. The rate decreases to .35% on the next $125 million of net assets, to .25% on the next $350 million of net assets to .20% on the next $500 million of net assets, .15% on the next $1.5 billion of assets and .10% on assets in excess of $2.5 billion. The agreement does not provide for an incentive fee/penalty based on performance. For the year ended August 31, 1995, the investment advisory fee paid to Lincoln represented an effective annual rate of .19 of 1% of the Portfolio's average net assets.

                      The investment advisory agreement with Lincoln authorizes the adviser to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions.

                      The Portfolio has authorized Lincoln to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided Lincoln believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, the Portfolio may place orders for the Portfolio with qualified broker-dealers who recommend the Portfolio to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days, prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------


PERFORMANCE           The table on page 10 shows the investment results for the
RECORD                Portfolio for several periods throughout the Portfolio's
                      lifetime, both as Ivest Fund and as Vanguard U.S. Growth
                      Portfolio. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite
                      Stock Price Index, a widely-used barometer of stock market activity; and the Consumer Price Index, a statistical measurement of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders may pay on a current basis.

                      The results should not be considered a representation of the total return from an investment made in the Portfolio today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance. In weighing these performance figures, you should note that the Portfolio was managed by a different adviser through August 31, 1987.

                                                      AVERAGE ANNUAL TOTAL RETURN
                                               -----------------------------------------
                                                VANGUARD                      CONSUMER
                                PERIODS        U.S. GROWTH      S&P 500         PRICE
                             ENDED 8/31/95      PORTFOLIO        INDEX          INDEX
                             -------------     -----------     ---------     -----------
                             1 Year                22.8%          21.4%           2.6%
                             3 Years               10.1           13.8            2.8
                             5 Years               14.3           15.1            3.1
                             10 Years              12.9           15.1            3.5
                             20 Years              13.8           14.3            5.3
                             Lifetime*             12.8           10.5            4.5
                             * January 6, 1959 to August 31, 1995.

--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL    The Portfolio expects to pay annual dividends. Net capital
GAINS AND TAXES       gains, if any, will also be distributed annually. Dividend and capital gains distributions may be automatically
THE PORTFOLIO PAYS    reinvested in additional shares. The Portfolio intends to
DIVIDENDS AND ANY     continue to qualify for taxation as a "regulated
CAPITAL GAINS         investment company" under the Internal Revenue Code so
ANNUALLY              that it will not be subject to federal income tax to the
                      extent its income is distributed to shareholders.

                      If you utilize the Portfolio as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolio ordinarily will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE OF    The Portfolio's share price or "net asset value" is
THE PORTFOLIO         calculated each business day after the close of regular
                      trading (generally 4:00 p.m. Eastern time) of the New York
                      Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio.

                      Securities listed on a U.S. exchange are valued at the latest quoted sale price on the day the valuation is made. Securities listed on a U.S. exchange not traded on the valuation date are valued at the mean of the bid and ask prices. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments will be priced at "fair value". All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the latest quoted bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors.


                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------

GENERAL               The Fund was organized as Ivest Fund, a Massachusetts
INFORMATION           Corporation, in 1959. The Fund is now a Maryland
                      Corporation. The Fund is authorized to issue 550,000,000 shares with a par value of $1.00 per share. Currently, the Fund is offering shares of two Portfolios with 250,000,000 shares allocated to the U.S. Growth Portfolio and 300,000,000 shares allocated to the International Growth
                      Portfolio.

                      The shares of each Portfolio of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      The Fund will not hold annual meetings of shareholders except as required by the Investment Company Act of 1940 and other applicable law. The Directors of the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash of the Portfolio are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Portfolio and will audit its financial statements annually. The Portfolio is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING         The Portfolio is available as an investment option in your
IN YOUR PLAN          retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

                      If you have any questions about the Portfolio, including the Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
                      ----------------------------------------------------------

INVESTMENT OPTIONS    You may be permitted to elect different investment
AND ALLOCATIONS       options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
                      ----------------------------------------------------------

TRANSACTIONS IN       Contributions, exchanges or redemptions of the Portfolio's
FUND SHARES           shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the contribution, exchange or redemption and the
                      appropriate monies have been received by Vanguard.
                      ----------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. However, the Fund reserves the right to refuse any exchange purchase request. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.

                      Before making an exchange, your should consider the following:

                      - If you are making an exchange to another Vanguard Fund option, please read that Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

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

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

        [VANGUARD U.S. GROWTH PORTFOLIO LOGO]                                           [FLAG LOGO]
        -------------------------------------
        THE VANGUARD GROUP                                                 [VANGUARD U.S. GROWTH PORTFOLIO LOGO]
        OF INVESTMENT
        COMPANIES                                                                      INSTITUTIONAL
        Vanguard Financial Center                                                        PROSPECTUS
        P.O. Box 2900
        Valley Forge, PA 19482                                                       DECEMBER 29, 1995

        INSTITUTIONAL PARTICIPANT
        SERVICES DEPARTMENT:
        1-800-523-1188

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482

        I023                                                                                LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[VANGUARD INTERNATIONAL
GROWTH PORTFOLIO LOGO]
                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS -- DECEMBER 29, 1995
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVE AND
POLICIES              Vanguard International Growth Portfolio (the "Portfolio")
                      is an independent series of Vanguard World Fund, Inc. (the
                      "Fund"), an open-end diversified investment company. The
                      Portfolio seeks to provide long-term capital appreciation.
                      Dividend income is expected to be incidental to this
                      objective. The Fund is currently offering shares of two
                      Portfolios. This prospectus relates to Vanguard
                      International Growth Portfolio only. There is no assurance that the Portfolio will achieve its stated objective.
                      Shares of the Fund are neither insured nor guaranteed by
                      any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN
ACCOUNT               To open a regular (non-retirement) account, please
                      complete and return the Account Registration Form. If you
                      need assistance in completing this Form, please call our
                      Investor Information Department. To open an Individual
                      Retirement Account (IRA), please use a Vanguard IRA
                      Adoption Agreement. To obtain a copy of this form, call
                      1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                      9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m.
                      (Eastern time). The minimum initial investment is $3,000
                      or $1,000 for Uniform Gifts/Transfers to Minors Act
                      accounts. The Portfolio is offered on a no-load basis
                      (i.e. there are no sales commissions or 12b-1 fees).
                      However, the Portfolio incurs expenses for investment
                      advisory, management, administrative and distribution
                      services.
--------------------------------------------------------------------------------
ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Portfolio has been filed
                      with the Securities and Exchange Commission. Such
                      Statement is dated December 29, 1995 and has been
                      incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or
                      by calling our Investor Information Department.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                  Page                                       Page                                      Page
Portfolio Expenses  ................ 2     Investment Limitations  ............ 8               SHAREHOLDER GUIDE
Financial Highlights ............... 2     Management of the Portfolio ........ 9     Opening an Account and
Yield and Total Return ............. 4     Investment Adviser ................ 10      Purchasing Shares ............... 15
                                           Performance Record ................ 11     When Your Account Will Be
PORTFOLIO INFORMATION                      Dividends, Capital Gains                    Credited ........................ 18
Investment Objective  .............. 4      and Taxes ........................ 12     Selling Your Shares  ............. 18
Investment Policies ................ 4     The Share Price of The                     Exchanging Your Shares ........... 21
Investment Risks  .................. 5      Portfolio ........................ 13     Important Information About
Who Should Invest .................. 6     General Information ............... 14      Telephone Transactions .......... 22
Implementation of Policies ......... 7                                                Transferring Registration......... 23
                                                                                      Other Vanguard Services .......... 23

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth in the table are for the 1995 fiscal year.

                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None

                                                  ANNUAL PORTFOLIO OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................      0.32%
                           Investment Advisory Fees...............................................      0.16
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.09
                                                                                              ----
                           Total Other Expenses...................................................      0.11
                                                                                                        ----
                                    TOTAL OPERATING EXPENSES......................................      0.59%
                                                                                                        ====


                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------

                          $6           $19           $33           $74

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar they relate to each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                                                            YEAR ENDED AUGUST 31,                                    OCT. 1,
                                                                                                                     1985 TO
                             ------------------------------------------------------------------------------------    AUG. 31,
                             1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............  $14.36    $12.02    $10.15    $10.31    $11.81    $11.61    $10.45    $14.21    $11.67    $ 6.19
                            ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment Income...     .20       .14       .12       .20       .18       .32       .13       .16       .12       .07
  Net Realized and
    Unrealized Gain (Loss)
    on Investments........     .32      2.31      1.96      (.05)     (.80)      .31      2.26     (1.36)     3.29      5.41
                            ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL FROM INVESTMENT
      OPERATIONS..........     .52      2.45      2.08       .15      (.62)      .63      2.39     (1.20)     3.41      5.48
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income.....    (.18)     (.11)     (.21)     (.19)     (.20)     (.15)     (.16)     (.13)     (.07)       --
  Distributions from
    Realized Capital
    Gains.................      --        --        --      (.12)     (.68)     (.28)    (1.07)    (2.43)     (.80)       --
                            ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL DISTRIBUTIONS...    (.18)     (.11)     (.21)     (.31)     (.88)     (.43)    (1.23)    (2.56)     (.87)       --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD..................  $14.70    $14.36    $12.02    $10.15    $10.31    $11.81    $11.61    $10.45    $14.21    $11.67
============================================================================================================================
TOTAL RETURN..............    3.76%    20.44%    21.06%     1.49%    (5.11)%    5.25%    24.49%    (9.92)%   32.01%    88.53%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)..............  $3,354    $2,989    $1,477      $919      $846      $796      $550      $454      $607      $451
Ratio of Expenses to
  Average Net Assets......     .59%+     .46%      .59%      .58%      .67%      .68%      .64%      .67%      .66%      .78%*
Ratio of Net Investment
  Income to Average
  Net Assets..............    1.53%     1.37%     1.27%     2.04%     1.80%     3.01%     1.27%     1.39%     1.00%     1.10%*
Portfolio Turnover Rate...      31%       28%       51%       58%       49%       45%       50%       71%       77%       39%

* Annualized.
+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets is .58%.

                                                                                                          IVEST FUND+
                                                                                                          ------------
                                                                                                           SEPT. 1 TO
                                                                                                              30,
                                                                                                              1985
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................................        $18.15
                                                                                                          ----------
INVESTMENT OPERATIONS
  Net Investment Income..............................................................................           .04
  Net Realized and Unrealized Gain (Loss) on Investments.............................................          (.23)
                                                                                                          ---------
    TOTAL FROM INVESTMENT OPERATIONS.................................................................          (.19)
                                                                                                          ---------
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...............................................................          (.35)
  Distributions from Realized Capital Gains..........................................................         (1.48)
                                                                                                          ---------
    TOTAL DISTRIBUTIONS..............................................................................         (1.83)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................................................................        $16.13
========================================================================================================================
TOTAL RETURN.........................................................................................         (1.05)%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).................................................................          $201
Ratio of Expenses to Average Net Assets..............................................................           .76%*
Ratio of Net Investment Income to Average Net Assets.................................................          2.97%*
Portfolio Turnover Rate..............................................................................            30%

* Annualized.
+ Prior to October 1, 1985, the Fund consisted of one Portfolio and was known as
  Ivest Fund.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten- year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "thirty-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE PORTFOLIO SEEKS
TO PROVIDE LONG-TERM
CAPITAL GROWTH        The Portfolio invests primarily in equity securities of
                      companies based outside the United States. The objective of the Portfolio is to provide long-term capital appreciation. Dividend income is expected to be incidental to this objective. There is no assurance that the Portfolio will achieve its objective.

                      The investment objective of the Portfolio is fundamental, and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO INVESTS
PRIMARILY IN COMMON
STOCKS The Portfolio invests chiefly in equity securities, including common stocks and securities convertible into common stocks, which offer favorable prospects for capital growth but little current income. The Portfolio is managed without regard to tax ramifications.

                      The Portfolio invests primarily in growth-oriented equity securities of seasoned companies located outside the United States. The Portfolio seeks to diversify its assets among as many as thirty foreign stock markets, including Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Schroder Capital Management International, adviser to the Portfolio, believes that both the selection of individual stocks and the allocation of the Portfolio's assets across foreign stock markets are important in managing an international equity portfolio. Within each country, the adviser seeks to invest in securities of companies with consistent above-average earnings prospects whose values, as deemed by the adviser, are not yet recognized by the stock market.

                      Besides investing in equity securities, the International Growth Portfolio may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of such contracts.

                      Investing in foreign stock markets poses certain unique risks compared with investing in U.S. stock markets. See "Investment Risks" for a description of the risks involved.


                      The Portfolio may also utilize stock index futures contracts and options to a limited extent. In addition, although the Portfolio will normally remain fully invested in equity securities, the Portfolio may temporarily invest in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.


                      The Portfolio is responsible for voting the shares of all securities it holds.

                      The investment policies described above are not fundamental policies and therefore may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in the Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE PORTFOLIO IS
SUBJECT TO
STOCK MARKET RISK

INTERNATIONAL STOCKS
MAY BE MORE VOLATILE
THAN U.S. STOCKS      As a mutual fund investing in equity securities, the
                      Portfolio is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                      Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. To illustrate the volatility of foreign stock market returns for the U.S. dollar-based investor, the following table sets forth the extremes for foreign stock market returns as well as the average return for the period from 1969 to 1994, as measured by the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index:

                           AVERAGE ANNUAL INTERNATIONAL STOCK MARKET RETURNS
                                              (1969-1994)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------

                        Best        +69.9%      +36.5%       +22.8%       +16.3%
                        Worst       -23.2       + 1.5        + 7.0        +12.0
                        Average     +15.0       +14.1        +16.0        +15.0

                      As shown, over the period from 1969 to 1994, international (non-U.S.) stocks have provided an average annual total return, for 10 years, of +16.0%. By comparison, the annual total return, on average, for U.S. stocks during this same period was +12.4% (as measured by the Standard & Poor's 500 Composite Stock Price Index). Note, however, that the period from 1969 to 1994 was a favorable one for foreign stock market investing. As a result, the figures on total return and stock market volatility are provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.

                      The table on international stock market returns should not be viewed as a representation of future returns from international stock markets of the Portfolio.

                      The illustrated returns represent the historical performance of unmanaged portfolios of securities (before subtracting portfolio transaction costs and other expenses of an investment portfolio), which may be a poor guide to future returns. In addition, the Portfolio is likely to differ in terms of portfolio composition from the EAFE Index, and so the performance of the Portfolio should not be expected to mirror the return provided by the Index.

INTERNATIONAL STOCKS
ALSO EXPOSE INVESTORS
TO CURRENCY AND OTHER
RISKS For U.S. investors, the returns of foreign investments, such as those held by the Portfolio, are influenced by not only the returns on foreign common stocks themselves, but also by currency risk -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

THE PORTFOLIO IS
SUBJECT TO
MANAGER RISK          The investment adviser manages the Portfolio according to
                      the traditional methods of "active" investment management, which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. Manager risk refers to the
                      possibility that the Portfolio's investment adviser may
                      fail to execute the Portfolio's investment strategy
                      effectively. As a result, the Portfolio may fail to
                      achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING CAPITAL
APPRECIATION          The Portfolio is intended for investors who are seeking
                      long-term capital appreciation, and who do not need to earn current income from their investment in the Portfolio. Because of the risks associated with common stock investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Investors in the Portfolio should be cognizant of the unique risks of international investing, including their exposure to currency fluctuations. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs, the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange Privilege
                      Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.


                      Because of the risks involved, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging), rather than investing in one lump sum, in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    In addition to investing in growth-oriented common stocks, the Portfolio follows a number of additional investment practices to achieve its objective.

                      The Portfolio may enter into forward foreign currency exchange contracts. Such contracts are used to protect the Portfolio's securities against uncertainty in the level of future foreign exchange rates. The Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

THE PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES            Although the Portfolio normally seeks to remain fully
                      invested in equity securities, the Portfolio may invest temporarily in certain short-term fixed income securities.
                      Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional net investment income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual turnover rate of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within a one-year period.

DERIVATIVE
INVESTING
                      Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES
                      The Portfolio may invest in futures contracts and options, but only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

FUTURES AND OPTIONS
POSE CERTAIN RISKS    The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations on its
                      investment practices. Specifically, the Portfolio will not:

                      (a) with respect to 75% of its assets, invest more than 5%
                          of its assets in the securities of any single company, excluding obligations of the U.S. government;

                      (b) with respect to 75% of its assets, purchase more than
                          10% of the outstanding voting securities of any issuer;

                      (c) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than 3 years;

                      (d) invest more than 25% of its assets in any one
                          industry;

                      (e) borrow money, except from a bank and only for
                          temporary or emergency purposes to facilitate the meeting of redemption requests (not for leverage); and

                      (f) pledge, mortgage or hypothecate assets to an extent
                          greater than 15% of the value of its gross assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO

VANGUARD
ADMINISTERS AND
DISTRIBUTES THE
PORTFOLIO             The Portfolio is a member of The Vanguard Group of
                      Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $170 billion.
                      Through its jointly-owned subsidiary, The Vanguard Group,
                      Inc. ("Vanguard"), the Portfolio and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by average total net assets) for the Vanguard Funds amounted to approximately .30%, compared to an average of 1.05% for the mutual fund industry (data provided by Lipper
                      Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis, (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its allocated share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER The Fund employs Schroder Capital Management International Inc. ("Schroder Capital"), 787 Seventh Avenue, New York, NY 10019 as the adviser to the Portfolio. The adviser discharges its responsibilities, subject to the control of the Officers and Directors of the Fund.

SCHRODER CAPITAL
SERVES AS ADVISER TO
THE PORTFOLIO         Schroder Capital is a wholly-owned subsidiary of Schroders
                      PLC. Schroders PLC is the holding company parent of a large worldwide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in twenty-four countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $102 billion.

                      Richard Foulkes, Executive Vice President of Schroder Capital, serves as Portfolio Manager, a position he has held since 1981. He is supported by research teams in seven offices world-wide and by four teams of regional specialists in their London office.

                      The Portfolio pays Schroder Capital a basic advisory fee calculated by applying varying percentage rates to the average month-end net assets of the Portfolio. The maximum rate is .350 of 1% for the first $50 million of net assets. This rate decreases to .175 of 1% on the next $950 million of net assets and .125% on net assets in excess of $1 billion. This basic advisory fee is increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the investment record of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") over the preceding 36-month period as follows:

                      (a) On assets of the Portfolio of $1 billion or less:



                          THREE-YEAR PERFORMANCE       ANNUAL INCENTIVE (+)/
                          DIFFERENTIAL VS. EAFE        PENALTY (-) FEE RATE
                        ---------------------------    ---------------------
                        +12% or above                         +0.0750%
                        Between +6% and +12%                  +0.0375%
                        Between +6% and -6%                        -0-
                        Between -6% and -12%                  -0.0375%
                        -12% or below                         -0.0750%

                      (b) On assets of the Portfolio of more than $1 billion:


                         THREE-YEAR PERFORMANCE        ANNUAL INCENTIVE (+)/
                         DIFFERENTIAL VS. EAFE         PENALTY (-) FEE RATE
                        ------------------------       ---------------------
                        +12% or above                         +0.0500%
                        Between +6% and +12%                  +0.0250%
                        Between +6% and -6%                        -0-
                        Between -6% and -12%                  -0.0250%
                        -12% or below                         -0.0500%

                      The incentive/penalty fee adjustment for assets in excess of $1 billion will not be fully operable until the quarter ending February 29, 1996, and until that date the incentive/penalty fee adjustment on assets in excess of $1 billion will be computed based on a comparison of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between March 1, 1993 and the end of the quarter for which the fee is computed.

                      For the fiscal year ended August 31, 1995, the investment advisory fee paid to Schroder Capital represented an effective annual rate of .14 of 1% of the Portfolio's average month-end net assets before an increase of .02 of 1% based on performance.

                      The investment advisory agreement with Schroder Capital authorizes the adviser to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions.

                      The Portfolio has authorized Schroder Capital to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the investment adviser believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, the Portfolio may place orders for the Portfolio with qualified broker-dealers who recommend the Portfolio to clients, if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table in this section shows the investment results for the Portfolio for several periods throughout the Portfolio's lifetime, both as Ivest Fund and as Vanguard International Growth Portfolio. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"), a diversified portfolio of foreign stocks commonly used as a benchmark of foreign stock market activity; and the Consumer Price Index, a statistical measurement of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders must pay on a current basis.

                      The results should not be considered a representation of the total return from an investment made in the Portfolio today. The periods shown were generally favorable ones for foreign stock market investing. This information is provided to help you better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                                     AVERAGE ANNUAL TOTAL RETURN

                                                   VANGUARD                   CONSUMER
                                PERIODS         INTERNATIONAL       EAFE       PRICE
                             ENDED 8/31/95     GROWTH PORTFOLIO     INDEX      INDEX
                             --------------    ----------------     -----     --------
                             3 Years                 14.8%          12.5%        2.8%
                             5 Years                  7.8            7.3         3.1
                             10 Years                16.3           15.7         3.5
                             Lifetime*               16.8           16.2         3.6

* September 30, 1981, to August 31, 1995.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE PORTFOLIO PAYS
DIVIDENDS AND ANY
CAPITAL GAINS
ANNUALLY Dividends consisting of virtually all of the ordinary income of the Portfolio are declared and paid to shareholders annually. Capital gains distributions, if any, will also be made annually. Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Dividends paid by the Portfolio will generally not qualify for the intercorporate dividends-received deduction.

                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                      Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

THE PORTFOLIO MAY
"PASS THROUGH"
FOREIGN TAXES         The Portfolio may elect to "pass through" to the
                      Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

                      If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes on their tax return.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION            A sale of shares of the Portfolio is a taxable event, and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper Social Security or Taxpayer Identification Number and certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE PORTFOLIO      The Portfolio's share price or "net asset value" is
                      calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York
                      Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio.


                      Securities listed on a foreign exchange, as well as American Depository Receipts ("ADRs"), which are traded on U.S. exchanges, are valued at the latest quoted sales price available before the time when assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the latest quoted bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair value.

                      For purposes of determining the Portfolio's net asset value per share, all assets and liabilities, initially expressed in foreign currencies will be converted into U.S. dollars using the quoted daily exchange rates determined by Morgan Stanley Capital International (MSCI) in the calculation of their various benchmarking indices. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund was organized as Ivest Fund, a Massachusetts
                      Corporation, in 1959. The Fund is now a Maryland
                      Corporation and is authorized to issue 550,000,000 shares with a par value of $1.00 per share. Currently the Fund is offering shares of two Portfolios with 250,000,000 shares allocated to the U.S. Growth Portfolio and 300,000,000 shares allocated to the International Growth Portfolio.

                      The shares of each Portfolio of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      The Fund will not hold annual meetings of shareholders except as required by the Investment Company Act of 1940 and other applicable law. The Directors of the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash of the Portfolio are held by Morgan Guaranty Trust Company, New York, NY. The Vanguard Group, Inc., Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRA's may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Portfolio, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trust or powers of attorney), please call our Investor Information Department to determine which additional forms you may need.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock
                         investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account, or Vanguard Fund Express.
                      Subsequent investments to Individual Retirement Accounts
                      may be made by mail ($100 minimum) or exchange from
                      another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS

PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment on the            include the Invest-by-Mail
enclosed Account          registration form, make your              remittance form attached to your
Registration Form         check payable to The Vanguard             Portfolio confirmation
                          Group-81 and mail to:                     statements. Please make your
                                                                    check payable to The Vanguard
                          VANGUARD FINANCIAL CENTER                 Group-81, write your account
                          P.O. BOX 2600                             number on your check and, using
                          VALLEY FORGE, PA 19482                    the return envelope provided,
                                                                    mail to the address indicated on
                                                                    the Invest-by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          --------------------------------------------------------------------------
PURCHASING BY WIRE                          CORESTATES BANK,
Money should be                             ABA 031000011
wired to:                                   CORESTATES NO 01019897
                                            ATTN VANGUARD
BEFORE WIRING                               VANGUARD INTERNATIONAL GROWTH PORTFOLIO
Please contact                              ACCOUNT NUMBER
Client Services                             ACCOUNT REGISTRATION
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from another Vanguard Fund account.
                      However, the Portfolio reserves the right to refuse any exchange purchase request. Call our Client Services
                      Department at 1-800-662-2739 to request an exchange. The new account will have the same registration as the existing account.

PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Portfolio shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING
OF CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual dividend and capital gains distributions normally occur in December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO
                      ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE
                      VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE
                      GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT
                      (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or investment adviser may charge a service fee.

CANCELLING
TRADES The Portfolio will not cancel any trade (e.g., purchase, redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD INTERNATIONAL GROWTH PORTFOLIO, P.O. BOX 1120,
                      VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard
                      International Growth Portfolio, 455 Devon Park Drive,
                      Wayne, PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.

                      2. The amount of the transaction (specified in dollars or
                         shares).

                      3. Signatures of all owners EXACTLY as they are registered on the account.

                      4. Any required signature guarantees.

                      5. Other supporting legal documentation that might be
                         required in cases of estates, corporations, trusts, and certain other accounts.

                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. The proceeds will be sent to you by mail. Please see "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY
FUND EXPRESS

Automatic
Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account upon your request. You may elect Fund Express on the Account Registration Form or call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check, Fund Express Special Purchase
                      or Fund Express Automatic Investment Plan may not be
                      redeemed until payment for the purchase is collected,
                      which may take up to ten calendar days. Your money is
                      invested during the holding period.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      close of regular trading on the New York Stock Exchange
                      (generally, 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Portfolio reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

--------------------------------------------------------------------------------

LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Portfolio will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard International Growth Portfolio for those of other available Vanguard Funds.

                      In addition to the details below, please see "Important Information About Telephone Transactions."

EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner may complete such an exchange. Requests for telephone exchanges received prior to the close of regular trading on the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED
                      INTO OR FROM VANGUARD BALANCED INDEX FUND, VANGUARD INDEX
                      TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND, AND
                      VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Portfolio in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
                      ----------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD INTERNATIONAL GROWTH PORTFOLIO, P.O. BOX
                      1120, VALLEY FORGE, PA 19482. (For express or registered
                      mail, send your request to Vanguard Financial Center,
                      Vanguard International Growth Portfolio, 455 Devon Park
                      Drive, Wayne, PA 19087.)
                      ----------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Portfolio's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not held in certificate form.

                      - New accounts are not currently accepted in Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in which the shares of the Portfolio are registered for sale. The Portfolio's shares are currently registered for sale in all 50 states and the Portfolio intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Portfolio's exchange privilege is not intended to
                      afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transactions costs, the Portfolio has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolio during any twelve-month period. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK. To request a transaction by telephone,
                         the caller must know (i) the name of the Portfolio;
                         (ii) The 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY. The proceeds of any telephone
                         redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Portfolio shares to another person by writing: VANGUARD FINANCIAL
                      CENTER, P.O. BOX 1110, VALLEY FORGE, PA 19482. The request must be in Good Order. Before mailing your request, please call Client Services Department (1-800-662-2739) for full
                      instructions.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD
FUND EXPRESS          Vanguard's Fund Express allows you to transfer money
                      between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at any bank, savings and loan association, or credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change, and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-622-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

[VANGUARD INTERNATIONAL GROWTH PORTFOLIO LOGO]
----------------------------------------------


THE VANGUARD GROUP
 OF INVESTMENT
 COMPANIES
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
 DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
 DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT
 FOR 24-HOUR ACCESS:
1-800-662-6273
(ON-BOARD)

TELECOMMUNICATION SERVICE
 FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group Inc.
Vanguard Financial Center
Valley Forge, PA 19482


                                               [FLAG LOGO]

                               [VANGUARD INTERNATIONAL GROWTH PORTFOLIO LOGO]


                                   P   R   O   S   P   E   C   T   U   S


                                            DECEMBER 29, 1995


                                          [VANGUARD GROUP LOGO]


 P081
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD INTERNATIONAL
GROWTH PORTFOLIO LOGO]                            A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- DECEMBER 29, 1995
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES DEPARTMENT -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES
                      Vanguard International Growth Portfolio (the "Portfolio") is an independent series of Vanguard World Fund, Inc. (the "Fund"), an open-end diversified investment company. The Portfolio seeks to provide long-term capital appreciation. Dividend income is expected to be incidental to this objective. The Fund is currently offering shares of two Portfolios. This prospectus relates to Vanguard International Growth Portfolio only. There is no assurance that the Portfolio will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b)7 custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Portfolio, is available for individual investors. To
                      obtain a copy of that version of the Prospectus, please
                      call 1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Portfolio is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option. If you have any questions about the Portfolio please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Portfolio has been filed
                      with the Securities and Exchange Commission. This
                      Statement is dated December 29, 1995, and has been
                      incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or
                      by calling our Participant Services Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                       Page                                       Page
Portfolio Expenses ................. 2      Who Should Invest ................  6      Dividends, Capital Gains
Financial Highlights ............... 2      Implementation of Policies .......  7       and Taxes ....................... 12
Yield and Total Return ............. 4      Investment Limitations ...........  8      The Share Price of The
Investment Objective ............... 4      Management of the Portfolio ......  9       Portfolio ....................... 12
Investment Policies ................ 4      Investment Adviser ............... 10      General Information .............. 13
Investment Risks ................... 5      Performance Record ............... 11      Service Guide .................... 14

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth in the table are for the 1995 fiscal year.

                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None

                                                  ANNUAL PORTFOLIO OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................      0.32%
                           Investment Advisory Fees...............................................      0.16
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.09
                                                                                              ----
                           Total Other Expenses...................................................      0.11
                                                                                                        ----
                                    TOTAL OPERATING EXPENSES......................................      0.59%
                                                                                                        ====

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                      ------       -------       -------       --------
                        $6           $19           $33            $74

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding through each period, insofar as they relate to each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                            YEAR ENDED AUGUST 31,                                    OCT. 1,
                                                                                                                     1985 TO
                             -----------------------------------------------------------------------------------     AUG. 31,
                             1995     1994      1993      1992      1991      1990      1989      1988      1987       1986
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $14.36   $12.02    $10.15    $10.31    $11.81    $11.61    $10.45    $14.21    $11.67     $ 6.19
                            ------   ------    ------    ------    ------    ------    ------    ------    ------     ------
INVESTMENT OPERATIONS
  Net Investment
    Income...............      .20      .14       .12       .20       .18       .32       .13       .16       .12        .07
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments..........      .32     2.31      1.96      (.05)     (.80)      .31      2.26     (1.36)     3.29       5.41
                            ------   ------    ------    ------    ------    ------    ------    ------    ------     ------
    TOTAL FROM INVESTMENT
      OPERATIONS.........      .52     2.45      2.08       .15      (.62)      .63      2.39     (1.20)     3.41       5.48
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income....     (.18)    (.11)     (.21)     (.19)     (.20)     (.15)     (.16)     (.13)     (.07)        --
  Distributions from
    Realized
    Capital Gains........       --       --        --      (.12)     (.68)     (.28)    (1.07)    (2.43)     (.80)        --
                            ------   ------    ------    ------    ------    ------    ------    ------    ------     ------
    TOTAL
      DISTRIBUTIONS......     (.18)    (.11)     (.21)     (.31)     (.88)     (.43)    (1.23)    (2.56)     (.87)        --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.................   $14.70   $14.36    $12.02    $10.15    $10.31    $11.81    $11.61    $10.45    $14.21     $11.67
============================================================================================================================
TOTAL RETURN.............     3.76%   20.44%    21.06%     1.49%    (5.11)%    5.25%    24.49%    (9.92)%   32.01%     88.53%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).............   $3,354   $2,989    $1,477    $  919    $  846    $  796    $  550    $  454    $  607     $  451
Ratio of Expenses to
  Average Net Assets.....      .59%+    .46%      .59%      .58%      .67%      .68%      .64%      .67%      .66%       .78%*
Ratio of Net Investment
  Income to Average Net
  Assets.................     1.53%    1.37%     1.27%     2.04%     1.80%     3.01%     1.27%     1.39%     1.00%      1.10%*
Portfolio Turnover
  Rate...................       31%      28%       51%       58%       49%       45%       50%       71%       77%        39%

* Annualized.
+ Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets is .58%.

                                                                                                            IVEST FUND+
                                                                                                           -------------
                                                                                                           SEPT. 1 TO 30,
                                                                                                                1985
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................         $18.15
                                                                                                                ------
INVESTMENT OPERATIONS
  Net Investment Income................................................................................            .04
  Net Realized and Unrealized Gain (Loss) on Investments...............................................           (.23)
                                                                                                                ------
    TOTAL FROM INVESTMENT OPERATIONS...................................................................           (.19)
                                                                                                                ------
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.................................................................           (.35)
  Distributions from Realized Capital Gains............................................................          (1.48)
                                                                                                                ------
    TOTAL DISTRIBUTIONS................................................................................          (1.83)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................................................................         $16.13
========================================================================================================================
TOTAL RETURN...........................................................................................          (1.05)%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...................................................................         $  201
Ratio of Expenses to Average Net Assets................................................................            .76%*
Ratio of Net Investment Income to Average Net Assets...................................................           2.97%*
Portfolio Turnover Rate................................................................................             30%

* Annualized.
+ Prior to October 1, 1985, the Fund consisted of one Portfolio and was known as Ivest Fund.
------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE PORTFOLIO SEEKS
TO PROVIDE LONG-TERM
CAPITAL GROWTH
                      The Portfolio invests primarily in equity securities of companies based outside of the United States. The objective of the Portfolio is to provide long-term capital appreciation. Dividend income is expected to be incidental to this objective. There is no assurance that the Portfolio will achieve its objective.

                      The investment objective of the Portfolio is fundamental, and so cannot be changed without the approval of a majority of its shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO INVESTS
PRIMARILY IN COMMON
STOCKS
                      The Portfolio invests chiefly in equity securities, including common stocks, which offer favorable prospects for growth, but little current income. The Portfolio is managed without regard to tax ramifications.

                      The Portfolio invests primarily in growth-oriented equity securities of seasoned companies located outside the United States. The Portfolio seeks to diversify its assets among as many as thirty foreign stock markets, including Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Schroder Capital Management International, adviser to the Portfolio, believes that both the selection of individual stocks and the allocation of the Portfolio's assets across foreign stock markets are important in managing an international equity portfolio. Within each country, the adviser seeks to invest in securities of companies with consistent above-average earnings prospects whose values are not yet recognized by the stock market.

                      Besides investing in equity securities, the International Growth Portfolio may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of such contracts. Investing in foreign stock markets poses certain unique risks compared with investing in U.S. stock markets. See "Investment Risks" for a description of the risks involved.


                      The Portfolio may also utilize stock index futures contracts and options to a limited extent. In addition, although the Portfolio will normally remain fully invested in equity securities, the Portfolio may temporarily invest in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.


                      The Portfolio is responsible for voting the shares of all securities it holds.

                      The investment policies described above are not fundamental policies and therefore may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in the Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE PORTFOLIO IS SUBJECT
TO STOCK MARKET RISK
                      As a mutual fund investing in equity securities, the Portfolio is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

INTERNATIONAL STOCKS
MAY BE MORE VOLATILE
THAN U.S. STOCKS
                      Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. markets. To illustrate the volatility of foreign stock market returns for the U.S. dollar-based investor, the following table sets forth the extremes for foreign stock market returns as well as the average return for the period from 1969 to 1994, as measured by the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index:

                           AVERAGE ANNUAL INTERNATIONAL STOCK MARKET RETURNS
                                              (1969-1994)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +69.9 %     +36.5%       +22.8%       +16.3%
                        Worst       -23.2       + 1.5        + 7.0        +12.0
                        Average     +15.0       +14.1        +16.0        +15.0

                      As shown, over the period from 1969 to 1994, international (non-U.S.) stocks have provided an average annual total return, for 10 years, of +16.0%. By comparison, the annual total return, on average, for U.S. stocks during this same period was +12.4% (as measured by the Standard & Poor's 500 Composite Stock Price Index). Note, however, that the period from 1969 to 1994 was a favorable one for foreign stock market investing. As a result, the figures on total return and stock market volatility are provided here only as a guide to potential market risk, and may not be useful for forecasting future returns in any particular period.

                      The table on international stock market returns should not be viewed as a representation of future returns from international stock markets of the Portfolio.

                      The illustrated returns represent the historical performance of unmanaged portfolios of securities (before subtracting portfolio transaction costs and other expenses of an investment portfolio), which may be a poor guide to future returns. In addition, the Portfolio is likely to differ in terms of portfolio composition from the EAFE Index, and so the performance of the Portfolio should not be expected to mirror the return provided by the Index.

INTERNATIONAL STOCKS
ALSO EXPOSE INVESTORS
TO CURRENCY AND OTHER
RISKS
                      For U.S. investors, the returns of foreign investments, such as those held by the Portfolio, are influenced by not only the returns on foreign common stocks themselves, but also by currency risk--i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

THE PORTFOLIO IS
SUBJECT TO MANAGER
RISK
                      The investment adviser manages the Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, the Portfolio may fail to achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING CAPITAL
APPRECIATION
                      The Portfolio is intended for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the Portfolio. Because of the risks associated with foreign common stock investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Investors in the Portfolio should be cognizant of the unique risks of international investing, including their exposure to currency fluctuations. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs, the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio reserves the right to suspend the offering of its shares.


                      Because of the risks involved, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging), rather than investing in one lump sum, in order to reduce the risk of investing all their monies in common stocks at a particularly unfavorable time. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.

--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    In addition to investing in growth-oriented common stocks, the Portfolio follows a number of additional investment practices to achieve its objective.

                      The Portfolio may enter into forward foreign currency exchange contracts. Such contracts are used to protect the Portfolio's securities against uncertainty in the level of future foreign exchange rates. The Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

THE PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES
                      Although the Portfolio normally seeks to remain fully invested in equity securities, the Portfolio may invest in certain short-term fixed income securities for temporary defensive purposes. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIO MAY
LEND ITS SECURITIES
                      The Portfolio may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional net investment income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover rate of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within a one-year period.

DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

FUTURES AND OPTIONS
POSE CERTAIN RISKS    The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures and options; and
                      (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS
                      The Portfolio has adopted certain limitations on its investment practices. Specifically, the Portfolio will not:

                      (a) with respect to 75% of its assets, invest more than 5%
                          of its assets in the securities of any single company, excluding obligations of the U.S. Government;

                      (b) with respect to 75% of its assets, purchase more than
                          10% of the outstanding voting securities of any issuer;

                      (c) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                      (d) invest more than 25% of its assets in any one
                          industry;

                      (e) borrow money, except from a bank and only for
                          temporary or emergency purposes to facilitate the meeting of redemption requests (not for leverage); and

                      (f) pledge, mortgage or hypothecate assets to an extent
                          greater than 15% of the value of its gross assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and so may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE PORTFOLIO

VANGUARD
ADMINISTERS AND
DISTRIBUTES THE
PORTFOLIO             The Portfolio is a member of The Vanguard Group of
                      Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $170 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Portfolio and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio
                      (annual costs including advisory fees divided by average total net assets) for the Vanguard Funds amounted to approximately .30%, compared to an average of 1.05% for the mutual fund industry (data provided by Lipper
                      Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis, (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its allocated share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER Schroder Capital Management International Inc. ("Schroder Capital"), 787 Seventh Avenue, New York, NY 10019 serves as the adviser to the Portfolio. The adviser discharges its responsibilities, subject to the control of the Officers and Directors of the Portfolio.

SCHRODER CAPITAL
SERVES AS ADVISER TO
THE PORTFOLIO         Schroder Capital is a wholly-owned subsidiary of Schroders
                      PLC. Schroders PLC is the holding company parent of a large worldwide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in twenty-four countries. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $102 billion.

                      Richard Foulkes, Executive Vice President of Schroder Capital, serves as Portfolio Manager for the Portfolio, a position he has held since 1981. He is supported by research teams in seven offices world-wide and by four teams of regional specialists in their London Office.

                      The Portfolio pays Schroder Capital a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Portfolio. The maximum rate is .350 of 1% for the first $50 million of net assets. This rate decreases to .175 of 1% on the next $950 million of net assets and .125% on net assets in excess of $1 billion. This basic advisory fee is increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the investment record of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") over the preceding 36-month period as follows:

                      (a)  On assets of the Portfolio of $1 billion or less:


                            THREE-YEAR PERFORMANCE          ANNUAL INCENTIVE (+) /
                            DIFFERENTIAL VS. EAFE           PENALTY (-) FEE RATE
                            -----------------------         ------------------------
                            +12% or above                   +0.0750%
                            Between +6% and +12%            +0.0375%
                            Between +6% and -6%             -0-
                            Between -6% and -12%            -0.0375%
                            -12% or below                   -0.0750%

                      (b)  On assets of the Portfolio of more than $1 billion:


                            THREE-YEAR PERFORMANCE          ANNUAL INCENTIVE (+) /
                            DIFFERENTIAL VS. EAFE           PENALTY (-) FEE RATE
                            -----------------------         ------------------------
                            +12% or above                   +0.0500%
                            Between +6% and +12%            +0.0250%
                            Between +6% and -6%             -0-
                            Between -6% and -12%            -0.0250%
                            -12% or below                   -0.0500%

                      The incentive/penalty fee adjustment for assets in excess of $1 billion will not be fully operable until the quarter ending February 29, 1996, and until that date, the incentive/penalty fee adjustment on assets in excess of $1 billion will be computed based on a comparison of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between March 1, 1993 and the end of the quarter for which the fee is computed.

                      For the fiscal year ended August 31, 1995, the investment advisory fee paid to Schroder Capital represented an effective annual rate of .14 of 1% of the Portfolio's average net assets before an increase of .02 of 1% based on performance.

                      The investment advisory agreement with Schroder Capital authorizes the adviser to select brokers or dealers to execute purchases and sales of the Portfolio's securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions.

                      The Portfolio has authorized Schroder Capital to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the investment adviser believes this to be in the best interest of the Portfolio. Although the Portfolio does not market its shares through intermediary brokers or dealers, the Portfolio may place orders for the Portfolio with qualified broker-dealers who recommend the Portfolio to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table in this section shows the investment results for the Portfolio for several periods throughout the Portfolio's lifetime, both as Ivest Fund and as Vanguard International Growth Portfolio. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"), a diversified portfolio of foreign stocks commonly used as a benchmark of foreign stock market activity; and the Consumer Price Index, a statistical measurement of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders may pay on a current basis.

                      The results should not be considered a representation of the total return from an investment made in the Portfolio today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.



                                                      AVERAGE ANNUAL TOTAL RETURN
                                                    VANGUARD                   CONSUMER
                                 PERIODS         INTERNATIONAL       EAFE       PRICE
                              ENDED 8/31/95     GROWTH PORTFOLIO     INDEX      INDEX
                             ---------------    ----------------     -----     --------
                             3 Years                  14.8%          12.5%        2.8%
                             5 Years                   7.8            7.3         3.1
                             10 Years                 16.3           15.7         3.5
                             Lifetime*                16.8           16.2         3.6
                             * September 30, 1981, to August 31, 1995.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES

THE PORTFOLIO PAYS
DIVIDENDS AND ANY
CAPITAL GAINS
ANNUALLY
                      Dividends consisting of virtually all of the ordinary income of the Portfolio are declared and paid to shareholders annually. Capital gains distributions, if any, will also be made annually. All dividend and capital gains distributions are automatically reinvested in additional shares of the Portfolio.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders.

                      If you utilize the Portfolio as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolio will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE PORTFOLIO      The Portfolio's share price or "net asset value" is
                      calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York
                      Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio.


                      Securities listed on a foreign exchange, as well as American Depository Receipts ("ADRs"), which are traded on U.S. exchanges, are valued at the latest quoted sale price available before the assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the latest quoted bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair value.

                      For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the quoted daily exchange rates determined by Morgan Stanley Capital International (MSCI) in the calculation of their various benchmarking indices. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund was organized as Ivest Fund, a Massachusetts
                      Corporation, in 1959. The Fund is now a Maryland
                      Corporation. The Fund is authorized to issue 550,000,000 shares with a par value of $1.00 per share. Currently, the Fund is offering shares of two Portfolios with 250,000,000 shares allocated to the U.S. Growth Portfolio and 300,000,000 shares allocated to the International Growth
                      Portfolio.

                      The shares of each Portfolio of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      The Fund will not hold annual meetings of shareholders except as required by the Investment Company Act of 1940 and other applicable law. The Directors of the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash of the Portfolio are held by Morgan Guaranty Trust Company, New York, NY. The Vanguard Group, Inc., Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Portfolio and will audit its financial statements annually. The Portfolio is not involved in any litigation.
--------------------------------------------------------------------------------

                                            SERVICE GUIDE

PARTICIPATING
IN YOUR PLAN          The Portfolio is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

                      If you have any questions about the Portfolio, including the Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
                      ----------------------------------------------------------

INVESTMENT OPTIONS
AND ALLOCATIONS       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
                      ----------------------------------------------------------
TRANSACTIONS IN
FUND SHARES           Contributions, exchanges or redemptions of the Portfolio's shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the contribution, exchange or redemption and the
                      appropriate monies have been received by Vanguard.
                      ----------------------------------------------------------
MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. However, the Fund reserves the right to refuse any exchange purchase request. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read that Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

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

        [VANGUARD INTERNATIONAL
        GROWTH PORTFOLIO LOGO]
        ---------------------------
        THE VANGUARD GROUP
        OF INVESTMENT
        COMPANIES

        Vanguard Financial Center
        P.O. Box 2900
        Valley Forge, PA 19482

        INSTITUTIONAL PARTICIPANT
        SERVICES DEPARTMENT:
        1-800-523-1188

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482

                                                   [FLAG LOGO]

                                 [VANGUARD INTERNATIONAL GROWTH PORTFOLIO LOGO]

                                      I  N  S  T  I  T  U  T  I  O  N  A  L

                                         P   R   O  S  P  E  C  T  U  S

                                               DECEMBER 29, 1995

                                             [VANGUARD GROUP LOGO]

     I081


--------------------------------------------------------------------------------

                                     PART B

                           VANGUARD WORLD FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 29, 1995

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated December 29, 1995). To obtain the Prospectuses please call:

                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Investment Objective and Policies.....................................................     1
Yield and Total Return................................................................     6
Purchase of Shares....................................................................     6
Redemption of Shares..................................................................     6
Dividends, Capital Gains and Taxes....................................................     7
Investment Limitations................................................................     7
Management of the Fund................................................................     9
Investment Advisory Services..........................................................    12
Portfolio Transactions................................................................    16
Financial Statements..................................................................    17


                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the Fund's investment objective and policies set forth in the Prospectus for each of the Fund's Portfolios.


     FUTURES AND OPTIONS Each Portfolio may enter into stock futures contracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. Each Portfolio intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to each Portfolio require that all of its futures transactions constitute bona fide hedging transactions. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by each Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Portfolio's income to fluctuations in the market value of the underlying securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the investment advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. Each Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Except for transactions each Portfolio has identified as hedging transactions, each Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by each Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, each Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held, less than three months for the purpose of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

     FOREIGN INVESTMENTS The International Growth Portfolio seeks to diversify its assets among various foreign stock markets. With respect to 65% of its assets, the Portfolio will invest in the securities of at least three different countries. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the International Growth Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the International Growth Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Growth Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the International Growth Portfolio may make or enter into will be subject to the special currency rules described above.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the International Growth Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. Growth Portfolio's securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the International Growth Portfolio. However, these foreign withholding taxes are not expected to have a significant impact on the International Growth Portfolio, since the Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Portfolio will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities held by a Portfolio are replaced within a period of one year. The portfolio turnover rate for each Portfolio for each of the fiscal years presented is set forth under "Financial Highlights," in each Portfolio's Prospectus.

     REPURCHASE AGREEMENTS Each Portfolio along with other members of the Vanguard Group may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement. No more than an aggregate of 15% of the Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

     LENDING OF SECURITIES Each Portfolio may lend its investment securities for either short-term or long-term purposes to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. The Portfolio will not lend investment securities if as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             YIELD AND TOTAL RETURN

     The yield of the U.S. Growth Portfolio of the Fund for the 30-day period ended August 31, 1995, was 1.76%.

     The average annual total return of each Portfolio of the Fund for certain periods ended August 31, 1995, is set forth below:

                                          1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED
                                            8/31/95           8/31/95           8/31/95
                                          ------------     -------------     --------------
    U.S. Growth Portfolio...............     +22.75%           +14.30%           +12.92%
    International Growth Portfolio......     + 3.76%           + 7.82%           +16.27%

     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                               PURCHASE OF SHARES

     The purchase price of shares of each Portfolio of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     STOCK CERTIFICATES Your purchase will be made in full and fractional shares of each Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, a Portfolio may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     SIGNATURE GUARANTEES To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) redemptions involving more than $25,000 on the date of receipt by Vanguard of all necessary documents; (2) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (3) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The Fund's policy is to distribute annually substantially all of its net investment income from each Portfolio, if any, together with any net realized capital gains, after the close of the Fund's fiscal year. Any dividend or capital gains distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

     Unless the shareholder elects otherwise, dividends and capital gain distributions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Fund's Transfer Agent is notified by the shareholder in writing or by calling Customer Service to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

                             INVESTMENT LIMITATIONS

     Each Portfolio of the Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67 percent or more of the voting securities present at a meeting if the holders of more than 50 percent of the outstanding voting securities of the Portfolio are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Portfolio. Each Portfolio will not:

          (1) make investments in commodities except that each Portfolio may invest in stock futures contracts, stock options, options on stock futures contracts and, in the case of the International Growth Portfolio foreign currency futures contracts and options, to the extent that not more than 5% of the Portfolio's assets are used as initial margin deposit at any time and not more than 20% of the Portfolio's assets are invested in futures contracts and/or options at any time;

          (2) make investments in real estate, although it may purchase and sell securities of companies which deal in real estate or interests therein;

          (3) each Portfolio of the Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio of the Fund will not lend securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days;

          (4) engage in the business of underwriting securities issued by others except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in disposing of portfolio securities;

          (5) purchase securities on margin or make short sales except as described above in (1);

          (6) borrow except from banks and not in excess of the lesser of 10% of its gross assets taken at cost (before such borrowings) or 33 1/3% of its gross assets, less liabilities other than such borrowings, taken at market or other fair value, and any borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes to facilitate the meeting of redemption requests (not for leverage); or pledge, mortgage or hypothecate assets to an extent greater than 15% of the value of its gross assets, taken at cost (as a matter of policy each Portfolio will limit any such pledging, mortgaging or hypothecating to 10% of its assets);

          (7) invest for the purpose of exercising control over or management of any company;

          (8) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. A Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

          (9) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer;

          (10) purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;

          (11) purchase securities of any company which has (with predecessors) a record of less than three years' continuous operation if as a result more than 5% of the Portfolio's assets would be invested in securities of such companies; or

          (12) invest more than 25% of the value of its total assets in any one industry; and

          (13) purchase or otherwise acquire any security if, as a result more than 15% of its net assets would be invested in securities that are illiquid (this limitation applies to the Fund's investment in The Vanguard Group, Inc.).

     These investment limitations are considered at the time that investment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "Management of the Fund."

     Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, a Portfolio will not (i) invest in put, call, straddle or spread options, except as set forth above in (1), (ii) invest in interests in oil, gas or other mineral exploration or development programs, and (iii) pledge, mortgage or hypothecate assets to an extent greater than 10% of the value of its net assets at market value.

                             MANAGEMENT OF THE FUND
DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Portfolio of the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. As of November 1, 1995, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, Chief Executive        JOHN C. SAWHILL, Director
Officer and Director *(1)                       President and Chief Executive Officer, The
  Chairman, Chief Executive Officer, and          Nature Conservancy; formerly, Director and
  Director of The Vanguard Group, Inc., and       Senior Partner, McKinsey & Co.; and
  of each of the investment companies in The      President, New York University; Director of
  Vanguard Group; Director of The Mead            Pacific Gas and Electric Company and NACCO
  Corporation and General Accident Insurance.     Industries.

JOHN J. BRENNAN, President & Director *(1)      JAMES O. WELCH, JR., Director
  President and Director of The Vanguard        Retired Chairman of Nabisco Brands, Inc.,
  Group, Inc., and of each of the other           retired Vice Chairman and Director of RJR
  investment companies in The Vanguard Group.     Nabisco; Director of TECO Energy, Inc. and
                                                  Kmart Corporation.
ROBERT E. CAWTHORN, Director
  Chairman and Chief Executive Officer,         J. LAWRENCE WILSON, Director
  Rhone-Poulenc Rorer, Inc.; Director of Sun    Chairman and Chief Executive Officer of Rohm
  Company, Inc.                                   & Haas Company; Director of Cummins Engine
                                                  Company; and Trustee of Vanderbilt
BARBARA BARNES HAUPTFUHRER, Director              University.
  Director of The Great Atlantic and Pacific
  Tea Company, ALCO Standard Corp., Raytheon    RAYMOND J. KLAPINSKY, Secretary *
  Company, Knight-Ridder, Inc., and             Senior Vice President and Secretary of The
  Massachusetts Mutual Life Insurance Co. and     Vanguard Group, Inc.; Secretary of each of
  Trustee Emerita of Wellesley College.           the investment companies in The Vanguard
                                                  Group.
BRUCE K. MACLAURY, Director
  President, The Brookings Institution;         RICHARD F. HYLAND, Treasurer *
  Director of the American Express Bank,        Treasurer of The Vanguard Group, Inc., and of
  Ltd., the St. Paul Companies, Inc., and         each of the investment companies in The
  Scott Paper Company.                            Vanguard Group.

BURTON G. MALKIEL, Director                     KAREN E. WEST, Controller *
  Chemical Bank Chairman's Professor of         Vice President of The Vanguard Group, Inc.;
  Economics, Princeton University; Director       Controller of each of the investment
  of Prudential Insurance Co. of America,         companies in The Vanguard Group.
  Amdahl Corporation, Baker Fentress & Co.,     ---------------------------------------------
  The Jeffrey Co. and Southern New England
  Communications Company.                       *Officers of the Fund are "interested
                                                persons" as defined in the Investment Company
ALFRED M. RANKIN, JR., Director                 Act of 1940.
  Chairman, President and Chief Executive       (1) Effective February 1, 1996, Mr. Brennan
  Officer of NACCO Industries, Inc.; Director   will succeed Mr. Bogle as Chief Executive
  of The BFGoodrich Company and The Standard    Officer of the Fund, The Vanguard Group, Inc.
  Products Company.                             and each of the investment companies in The
                                                Vanguard Group. Mr. Bogle will remain
                                                Chairman and Director of the Fund, The
                                                Vanguard Group, Inc. and each of the
                                                investment companies in The Vanguard Group.

THE VANGUARD GROUP

     Vanguard World Fund, Inc. is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Funds' expenses, Vanguard also provides certain administrative services to other organizations.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At August 31, 1995, the Fund had contributed capital of $823,000 to Vanguard, representing 4.1% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount each Vanguard Fund may contribute to Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended August 31, 1995, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $15,724,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended August 31, 1995, the Fund paid approximately $1,144,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02% of 1% of the Fund's average net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard California Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, the Money Market, High-Grade Bond, and Equity Index Portfolios of Vanguard Variable Insurance Fund,Vanguard Money Market Reserves, Vanguard Institutional Portfolios, several portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its allocated share of Officers' and employees' salaries and retirement benefits. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the 1995 fiscal year to John C. Bogle, Chairman and Chief Executive Officer was approximately $107,727 and to all Officers of the Fund, as a group, was approximately $196,329.



     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1995 fiscal year was approximately $6,000.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors of the Fund, for the fiscal year ended August 31, 1995.


                           VANGUARD WORLD FUND, INC.


                          DIRECTORS COMPENSATION TABLE


                               AGGREGATE     PENSION OR RETIREMENT      ESTIMATED        TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS    ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
NAME OF DIRECTORS              FROM FUND     PART OF FUND EXPENSES   UPON RETIREMENT    PAID TO DIRECTORS(2)
-----------------             ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1)............         --                 --                    --                    --
John J. Brennan(1)..........         --                 --                    --                    --
Barbara Barnes
  Hauptfuhrer...............     $2,442               $411               $15,000               $60,000
Robert E. Cawthorn..........     $2,442               $342               $13,000               $60,000
Bruce K. MacLaury...........     $2,647               $405               $12,000               $55,000
Burton G. Malkiel...........     $2,442               $274               $15,000               $60,000
Alfred M. Rankin, Jr. ......     $2,442               $216               $15,000               $60,000
John C. Sawhill.............     $2,442               $257               $15,000               $60,000
James O. Welch, Jr. ........     $2,442               $316               $15,000               $60,000
J. Lawrence Wilson..........     $2,442               $228               $15,000               $60,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (27 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES

THE U.S. GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

     The Fund entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) as of April 1, 1993, under which Lincoln manages the investment and reinvestment of the assets included in the Fund's U.S. Growth Portfolio and continuously reviews, supervises and administers the Fund's U.S. Growth Portfolio. Lincoln will invest or reinvest such assets primarily in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Directors of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

                 NET ASSETS                                             RATE
                 ----------                                             ----
                 First $25 million....................................  .40%
                 Next $125 million....................................  .35%
                 Next $350 million....................................  .25%
                 Next $500 million....................................  .20%
                 Next $1.5 billion....................................  .15%
                 Over $2.5 billion....................................  .10%

     For the fiscal years ended August 31, 1993, 1994, and 1995 the Fund paid advisory fees of $3,655,000, $3,688,000 and $4,523,000 respectively, to Lincoln. The fee for the 1993 fiscal year included a fee waiver of $578,000.

DESCRIPTION OF LINCOLN

     Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: John W. Croghan, Chairman; J. Parker Hall III, President; Kenneth R. Meyer, Executive Vice President; and Timothy H. Ubben, Executive Vice President.

     Because Lincoln provides only investment advisory services to the Fund and has no control over the Fund's expenses, Lincoln has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with the state authorities which do not require an expense guarantee.

     The agreement with Lincoln continues until March 31, 1996. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Portfolio on sixty (60) days' written notice to Lincoln, or (2) by Lincoln upon ninety (90) days' written notice to the Fund.

     The Directors may make any of these changes without the approval of shareholders, however, shareholders will receive 30 days' advance written notice of any such changes.

THE INTERNATIONAL GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement dated as of April 1, 1993 with Schroder Capital Management, Inc. ("Schroder Capital") under which Schroder Capital, through its Schroder Capital Management International, London, England branch, supervises and administers the International Growth Portfolio's investment program. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the International Growth Portfolio's investment in foreign securities and to place the International Growth Portfolio's purchase and sale orders for such securities. Schroder Capital will invest or reinvest the assets of the International Growth Portfolio only in foreign (non-U.S.) securities. Schroder Capital discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     As compensation for the services rendered by Schroder Capital under the agreement, the Fund pays Schroder Capital a Basic Fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average value of the month-end net assets of the International Growth Portfolio for the quarter:

                 NET ASSETS                                            RATE
                 ----------                                            ----
                 First $50 million...................................  .350%
                 Next $950 million...................................  .175%
                 Over $1 billion.....................................  .125%

     The Basic Fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Growth Portfolio relative to that of the Morgan Stanley Capital Europe, Australia, Far East Index ("EAFE") as follows:

     (a) On assets of the Portfolio of $1 billion or less:

                 THREE-YEAR PERFORMANCE                    ANNUAL INCENTIVE (+)/
                 DIFFERENTIAL VS. EAFE                     PENALTY (-) FEE RATE
                 ----------------------                    ---------------------
                 +12% or above...........................         +0.0750%
                 Between +6% and +12%....................         +0.0375%
                 Between +6% and -6%.....................              -0-
                 Between -6% and -12%....................         -0.0375%
                 -12% or below...........................         -0.0750%

     (b) On assets of the Portfolio of more than $1 billion:

                 THREE-YEAR PERFORMANCE                    ANNUAL INCENTIVE (+)/
                 DIFFERENTIAL VS. EAFE                     PENALTY (-) FEE RATE
                 ----------------------                    ---------------------
                 +12% or above...........................         +0.0500%
                 Between +6% and +12%....................         +0.0250%
                 Between +6% and -6%.....................              -0-
                 Between -6% and -12%....................         -0.0250%
                 -12% or below...........................         -0.0500%

     The incentive/penalty fee adjustment for assets in excess of $1 billion will not be fully operable until the quarter ending February 29, 1996, and, until that date, will be calculated according to certain transition rules. From April 1, 1993 through November 30, 1993, the incentive/penalty fee on assets in excess of $1 billion was not operable. For quarters ending after this period, the incentive/penalty fee adjustment on assets in excess of $1 billion will be computed based on a comparison of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between March 1, 1993 and the end of the quarter for which the fee is computed.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Growth Portfolio are averaged over the same period as the investment performance of the International Growth Portfolio and the investment record of the EAFE Index are computed.

     The investment performance of the International Growth Portfolio for such period, expressed as a percentage of the net asset value per share of the International Growth Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Growth Portfolio during such period; (ii) the value of the cash distributions per share of the International Growth Portfolio accumulated to the end of such period; and
(iii) the value of capital gains taxes per share paid or payable by the International Growth Portfolio on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the International Growth Portfolio at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the EAFE Index for any period, expressed as a percentage of the EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the EAFE Index during such period and (ii) the value, computed consistently with the EAFE Index, of cash distributions made by companies whose securities comprise the EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the EAFE Index shall be treated as reinvested in the EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

The foregoing notwithstanding, any computation of the investment performance of the International Growth Portfolio and the investment record of the EAFE Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

     The Directors believe that the EAFE Index is an appropriate standard against which the investment performance of the Fund's International Growth Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.

     The agreement with Schroder Capital continues until March 31, 1996. The agreement may be terminated prior to that date, or continued after March 31, 1996, in accordance with the same provisions applicable to the Fund's agreement with Lincoln.

     During the three fiscal years ending August 31, 1993, 1994 and 1995, respectively, the Fund paid Schroder Capital the following advisory fees:

                                                             1993         1994         1995
                                                          ----------   ----------   ----------
Basic Fee...............................................  $1,851,000   $3,577,000   $4,369,000
Increase/(Decrease) for Performance Adjustment..........     (89,000)     195,000      518,000
                                                          ----------   ----------   ----------
     Total..............................................  $1,762,000   $3,772,000   $4,887,000
                                                          ==========   ==========   ==========

DESCRIPTION OF SCHRODER CAPITAL

     Schroder Capital Management International ("Schroder Capital"), is the London branch office of Schroder Capital. Schroder Capital is a wholly-owned subsidiary of Schroders Incorporated, One State Street, New York, New York.

     Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in seventeen countries.

     The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $102 billion. Schroder Capital Management International was established in London in 1979 to manage international portfolios for U.S. institutions.

                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements with Lincoln and Schroder Capital authorize the investment advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Portfolio of the Fund. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research statistical information, and provide other services in addition to execution services to the Portfolios and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions than otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Portfolios. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     The Fund's Board of Directors has authorized Schroder Capital to utilize Schroders Asia Limited, an affiliated company 75% owned by the Schroder Group, in the capacity of broker in connection with the execution of the International Growth Portfolio transactions in Hong Kong securities; provided, however, that Schroder Capital believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for the Portfolio. This authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 which require the Fund's non-interested Directors to approve the procedures under which such brokerage allocation is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by Schroders Asia Limited in such transactions will be recaptured by the Portfolio. The Directors have reviewed and intend to continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Portfolio to seek to take advantage of them.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, each Portfolio may place orders with qualified broker-dealers who recommend the Fund and its Portfolios to clients, or who act as agent in the purchase of shares of the

Fund for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ending August 31, 1993, 1994 and 1995 the Fund paid $4,903,334, $6,863,785 and $6,681,209 in brokerage commissions, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other Funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other Funds or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                              FINANCIAL STATEMENTS

     Vanguard World Fund Financial Statements (comprised of the U.S. Growth and International Growth Portfolios) for the year ended August 31, 1995, including the financial highlights for each of the five years in the period ended August 31, 1995, appearing in the Vanguard World Fund 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                              PERFORMANCE MEASURES



     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.



     Each of the investment company members of The Vanguard Group, including Vanguard World Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.



     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.



     WILSHIRE 5000 EQUITY INDEXES -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.



     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.



     RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.



     RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.



     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.



     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.



     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.



     LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



     MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.



     LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.



     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.



     BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.



     STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.



     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.



     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.



     COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High-Grade Bond Index.



     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.



     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa - or better. The Index has a market value of over $4 trillion.



     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.



     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.



     LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.



     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)



     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.